EXHIBIT 7.(A)


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated April 6, 1998 and April 10, 1998, in Post-Effective Amendment No. 4 to the Registration Statement (Form S-6 No. 33-97852) and related Prospectus of Southland Separate Account L1 (dated May 1, 1998).



                                                           /s/ ERNST & YOUNG LLP


Atlanta, Georgia
April 27, 1998